                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-3/A (No. 333-60490) of PetroCorp Incorporated of our report dated March 9, 2001, relating to the audited financial statements, which appear in the company's Annual Report on Form 10-K/A for the year ended December 31, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                          /s/  PRICEWATERHOUSECOOPERS LLP
                                          --------------------------------
                                          PricewaterhouseCoopers LLP

Tulsa, Oklahoma

June 5, 2001

--------------------------------------------------------------------------------
                                                                         Page 21